Exhibit 99.2

Financial Services Divestiture Supplemental InformationJanuary 2022Confidential

Financial Services Divestiture Summary

Adtalem to sell its Financial Services segment for an aggregate purchase price of $1 Billion[1] in an all cash transaction

Transaction Structure	• Single Transaction: Adtalem has entered into a definitive agreement to sell its Financial Services portfolio to a consortium of buyers comprised of Wendel Group and Colibri Group (backed by Gridiron Capital) in a single transaction for $1 Billion • ACAMS : Wendel to acquire ACAMS, through the purchase of equity interests of the ACAMS entities • Becker & OnCourse Learning: Gridiron/Colibri to acquire Becker and OCL, through the purchase of equity interests of the Becker and OCL entities • Adtalem Optionality: If closing conditions are satisfied for one buyer party but not the other, Adtalem has unilateral option to close with one buyer
Closing Conditions and Government Approvals	• Each buyer party must use reasonable best efforts to obtain the governmental approvals required to close • The transaction is subject to HSR antitrust approval, parties are required to file the HSR filings within 10 business days of signing • Adtalem and Wendel must use reasonable best efforts to obtain CFIUS approval (not a closing condition)
Close Timing and Termination Fee	• Closing of the transactions expected to occur in fiscal third quarter 2022 • General Termination Fee: Adtalem is entitled to a termination fee of up to $60 million if buyers fail to close under certain circumstances • Antitrust Termination Fee: Adtalem is entitled to a termination fee of $10 million from Gridiron/Colibri if the Becker/OCL Transaction has not been consummated by May 23, 2022, due to a failure to obtain HSR clearance for the Becker/OCL Transaction

Transaction implies a ~20x multiple to LTM Sep 2021 segment Adjusted EBITDA*

* Reconciliations for Non-GAAP measures are presented in the appendix

Note 1: Subject to certain closing adjustments

2

ADTALEM
GLOBAL EDUCATION

A Platform of Unique and Leading Assets

B2B / B2B2C Trainings and Recertification Cycles, a Powerful Recurring Revenue Model, Help Attract New Members and Reinforce Global Leadership Position Across Adtalem FS

	ACAMS	Becker	OnCourse Learning
BUSINESS OVERVIEW	• International membership organization dedicated to the anti-money laundering ("AML") space • Delivers best-in-class anti-financial crimes ("AFC") education and training to public and private sector organizations globally	• Leader in the CPA exam review industry with deeply entrenched positions • Emerging CMA exam review and continuing professional education ("CPE") provider across multiple accounting & tax credentials	• Leading educational technology provider for governance, risk and compliance ("GRC") licensing and webinar solutions for the banking, credit union, state banking associations ("SBA") and mortgage industries
HIGHLIGHTS	✓ Vast opportunity in the growing AFC industry ✓ Largest international membership organization for AML / CTF (1)	✓ Elite brand equity fueling "right-to-win" ✓ Highly-effective learning solutions ✓ Clear mandate for expansion into continuing education	✓ Leading content and learning management platforms ✓ One of the top brands for training in the banking and mortgage space
KEY STATS	• 83K+ members in network • 175+ countries • 500%+ growth in certifications offered • Dominant brand recognition	• ~1 million candidates have prepared with Becker • Working relationship with nearly all of the top 100 U.S. accounting firms • 94% CPA pass rate	• 2.2K training courses and webinars • 150+ relationships with state banking associations, credit unions, etc. • OCL is #1 in Mortgage Segment, Boasting Strong Client Retention

Note 1: CTF defined as Counter Terrorist Financing

3

ADTALEM GLOBAL EDUCATION

Adtalem Delivered Strong Performance for Financial Services Assets

Consistent double digit annualized growth on both the top and bottom line for Financial Services segment

Transaction implies a ~20x multiple to LTM Sep 2021 segment Adjusted EBITDA*

($ millions)						Growth Rate
	LTM 9/30/17	LTM 9/30/18	LTM 9/30/19	LTM 9/30/20	LTM 9/30/21	9/30/20-9/30/21
Revenue	137.1	142.8	178.7	187.9	215.3	15%
Adjusted EBITDA*	33.7	30.7	44.5	39.7	50.1	26%
*Adjusted EBITDA Margin**	*25%*	*21%*	*25%*	*21%*	*23%*	

* Reconciliations for Non-GAAP measures are presented in the appendix

Preliminary Financial Information

We report our financial results in accordance with U.S. generally accepted accounting principles. All projected financial data in this presentation is preliminary, as financial close procedures for the periods presented are not yet complete. These estimates are not a comprehensive statement of our financial position and results of operations as of and for the periods presented. Actual results may differ materially from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management's review of our financial statements for the relevant periods and the subsequent occurrence or identification of events prior to the filing of the first quarter financial results or for the relevant period with the Securities and Exchange Commission.

4

Note 1: Adtalem acquired OCL in May 2019

ADTALEM
GLOBAL EDUCATION

ACAMS Boasts Best Platform for Serving Clients' AML and AFC Needs

- World's leading membership organization for AFC professionals with over **160,000 community followers, largest of all its competitors**
- Top certification, training, information and analytics solutions
- Comprehensive platform addressing the global AML community
- Superior brand with **dominant brand recognition in the industry**
- Continuing professional education, thought leadership and best-in-class peer network
- Broadest offering of products and services and the broadest geographic footprint **serving 83K+ professionals in 175+ countries**
- Broader solution suite serving the AFC ecosystem

CERTIFICATION

- Developed the Certified Anti-Money Laundering Specialist Certification ("CAMS") aimed at setting an international standard of knowledge for AML
- Recently expanded offerings with the development of the Certified Global Sanctions Specialist Certification ("CGSS")

MEMBERSHIP

- Largest international membership (more than 83,000 members) organization dedicated to enhancing the knowledge, skills and expertise of AML and financial crime detection and prevention

CONFERENCES

- Conferences provide expert-led training on timely, relevant programs on important topics (i.e., cybersecurity and cryptocurrency)
- Extensive opportunities for professional development and networking with passionate and like-minded professionals
- ACAMS has held conferences hosting more than 34,000 attendees

OTHER

- Deliver webinars, seminars, publications (moneylaundering.com, membership magazines and newsletters) and risk assessment tools
- One-stop resource for AML and AFC information
- Timely reporting on news, regulations and enforcement actions
- Continuing professional education programs

NEW VENTURES

- ACAMS has significantly diversified and expanded product portfolio to include new offerings
- New initiatives such as the ACAMS Risk Assessment ("ARA"), the Mastercard ACAMS Risk Assessment ("MARA") and advisory products reaffirm ACAMS's strong relationship with key partners and sustains its position in AML and AFC

5

ADTALEM
GLOBAL EDUCATION

Becker is a Leading Workforce Solutions Provider for Accounting and Tax Professionals• Global leader in CPA exam review driving student success for over 60 years • Expansion in product offerings to cover CMA exam review and continuing professional education (“CPE”) across multiple accounting and tax credentials • Proprietary content and learning platforms deliver superior student outcomes • Lifelong education partner for accounting and tax professionals; engaging consumers throughout their learning journeys from university student to working professional • Deep B2B relationships, coupled with digital marketing and CRM capabilities, enable lifetime value capture across multiple channels and products • Trusted partner of esteemed universities, corporations and government agencies helping engage, develop and certify staffCPA • Provides test preparation resources for people studying for the CPA exam • Proven history with over 60 years, nearly 1 million students and a 94% pass rate on exam sections • Flexible content delivery; courses offered in Live, Live Online or Self-Study formats • Offering a wide variety of student support services including one-on-one tutoring, success coaching, academic support and administrative support services for its university, firm and corporate partners • Strong brand equity / reputation in CPA space • Robust B2B partnerships with top 100 accounting firms, Fortune 500 companies, federal government agencies and leading universities • Leading student pass rates that are attested by a Global 7 Accounting firmCPE Subscription-based platform providing learning content, tools and services to help professionals stay on top of the latest accounting and business issues – and maintain professional license Content + Services • 1,800+ hours of content; catalog is saleable across market segments and credentials • Self-study courses; live webinars, and the market’s first “always-on” webcast calendar • Award-winning Excel and DEBI certificate programs • Rapid customized content development capabilities Technology • Enterprise LMS • Compliance tracking • Mobile app (in development) • Market’s first compliance e-filing experience (in development)CMA • Provides test preparation resources for individuals studying for the CMA exam • Flexible content delivery; courses offered in live online or self-study formats • Adaptive learning experience including personalized review sessions, simulated exams and unlimited practice tests • Offers a wide variety of student support services including one-on-one tutoring, success coaching, academic support and administrative support services for its university, firm and corporate partners • Endorsed by the Institute of Management Accountants (“IMA”) • Ranked #1 in affiliate marketing channel6

OCL is a Leader in Mortgage Lender Training With an Expanding Presence in Banks, Credit Unions and Associations

- **Leading educational technology provider** for GRC licensing and webinar solutions for banks and credit unions ("BCUs"), SBAs, mortgage industries and other financial services institutions
- **Delivering best-in-class learning and compliance solutions**, empowering organizations to enhance and streamline professional training and protect them from legal and compliance risks
- **Leading content and learning management platform** across its core subsectors
- **#1 player in online pre-licensing and continuing education** training for Mortgage Loan Originators ("MLOs")
- **#2 player in BCU online training** bolstered by deep relationships with SBAs

450+	2.2K+	1,450+	2.0K+
Unique, Regulatory-Approved Courses	Training Courses and Webinars	Content Hours Developed in 2020	Hours of Proprietary Content

PRE-LICENSING AND CERTIFICATION

State and federally accredited training andcontent required to obtain a license or certification

CONTINUING EDUCATION

Consistently updated regulatory-approved training programs satisfying continuing education programs

COMPLIANCE TRAINING

Comprehensive compliance training programs meeting the latest state and federally-mandated requirementsacross industries

EXAM AND TEST PREP

Personalized and adaptive preparatory courses and activities for licensure exams across highly- regulated industries

INDUSTRY THOUGHT LEADERSHIP

Thought leadership published as industry updates, newsletters, e-books and infographics to support the professional

PERFORMANCE AND SKILLS TRAINING

Comprehensive catalog of general and non-mandatory training topics such as cybersecurity, soft skills, credit lending and more

7

ADTALEM GLOBAL EDUCATION

Appendix

Financial Services Adjusted EBITDA Reconciliation of GAAP to Non-GAAP measures($ in million) LTM 9/30/17 LTM 9/30/18 LTM 9/30/19 LTM 9/30/20 LTM 9/30/21Net income (GAAP) (1) (2) Provision for income taxes Net other (income) expense Operating income (GAAP) Restructuring expense Operating income excluding special items (non-GAAP)$ 24.3 $ $ - $ $ - $ $ 24.3 $ $ - $ $ 24.3 $21.9 $ - $ - $ 21.9 $ 0.4 $ 22.3 $31.5 $ - $ - $ 31.5 $ 3.3 $ 34.8 $22.8 $ - $ - $ 22.8 $ 4.3 $ 27.0 $33.7 - - 33.7 2.5 36.2Add back: Depreciation Amortization$ 2.2 $ $ 7.2 $1.9 $ 6.5 $1.8 $ 7.9 $2.4 $ 10.2 $3.9 10.0Adjusted EBITDA (non-GAAP)$ 33.7 $30.7 $44.5 $39.7 $50.1(1) - Net income does not include adjustments that will be required in future Adtalem reporting of Financial Services past financial results under discontinued operations GAAP rules.(2) - Net income at the segment level does not include net other income and expense or provision for income taxes since these amounts were not allocated down from the parent company.Subtotals and totals may not sum due to rounding9